EXHIBIT 99.1

Equity One 2003-4

LOANS WITHOUT MI ONLY:
                                                                Average/
                            Minimum             Maximum     Weighted Average
                            -------             -------     ----------------
Outstanding Prin Bal.     $ 10,827.49        $498,796.36      $134,616.72
Original Prin Bal.        $ 11,000.00        $500,000.00      $135,013.77
Original LTV                    4.390            100.000           80.671
Original CLTV                  10.000            100.000           83.302
Mortage Rate                    4.990             13.750            7.370
Original Term                      60                360              334
Remaining Term                     55                360              331
Seasoning                           0                 20                3
Credit Score                      526                806              635
Origination Date            1/23/2002          9/22/2003
Maturity Date                5/1/2008          10/1/1933


Loan Type
                                          Current                   Pct(%)
                                         Remaining                 of Total
Loan Type                                 Balance                  Balance
ARM                                     $201,257,607.34               35.36%
Fixed Amortizer                          327,698,236.54                57.58
Fixed - Balloon                           40,203,668.32                 7.06
Total:                                  $569,159,512.20              100.00%


Lien Position
                                          Current                   Pct(%)
                                         Remaining                 of Total
Lien Position                              Balance                  Balance
First Lien                              $547,747,032.81               96.24%
Second Lien                               21,412,479.39                 3.76
Total:                                  $569,159,512.20              100.00%


Loan Purpose
                                           Current                   Pct(%)
                                          Remaining                 of Total
Loan Purpose                                Balance                  Balance
Purchase                                $115,529,112.16               20.30%
Refinance                                100,660,258.92               17.69%
Cashout Refi                             352,970,141.12               62.02%
Total:                                  $569,159,512.20              100.00%


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Occupancy Type
                                          Current                   Pct(%)
                                        Remaining                 of Total
Occupancy Type                            Balance                  Balance
Primary                                 $530,402,604.04               93.19%
Investor                                  35,183,336.43                 6.18
Secondary                                  3,573,571.73                 0.63
Total:                                  $569,159,512.20              100.00%



Borrower Income Documentation Type

                                          Current                   Pct(%)
                                         Remaining                 of Total
Borrower Income                           Balance                  Balance
Documentation Type
Full doc                                $463,765,356.31               81.48%
Alt doc                                    9,458,915.93                 1.66
Lite doc                                   4,245,178.77                 0.75
Stated income                             91,690,061.19                16.11
Total:                                  $569,159,512.20              100.00%



Geographic Concentration (>5%)

                                            Current                   Pct(%)
                                           Remaining                 of Total
State                                       Balance                  Balance
CA                                       $96,690,781.45               16.99%
IL                                        47,756,688.56                 8.39
OH                                        29,063,541.38                 5.11
States <5% Conc.                         395,648,500.81                69.51
Total:                                  $569,159,512.20              100.00%



Prepayment Penalty Term

                                            Current                   Pct(%)
                                           Remaining                 of Total
Prepayment Penalty Term                    Balance                  Balance
Without Prep. Penalty                    $90,414,972.04               15.89%
With Pre. Penalty                        478,744,540.16               84.11%
Total:                                  $569,159,512.20              100.00%

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Year of origination

                                            Current                   Pct(%)
                                           Remaining                 of Total
Year of origination                         Balance                  Balance
2002                                     $10,436,068.29                1.83%
2003                                     558,723,443.91                98.17
Total:                                  $569,159,512.20              100.00%


Property Type

                                            Current                   Pct(%)
                                           Remaining                 of Total
Property Type                               Balance                  Balance
Single Family Detached                  $487,202,491.90               85.60%
Row Home                                   1,714,462.66                  0.3
Townhouse                                  1,503,744.14                 0.26
Condominium                               24,877,593.00                 4.37
Duplex                                    38,413,336.40                 6.75
Triplex                                    3,489,138.42                 0.61
Quadruplex                                 2,493,045.25                 0.44
6 Family/Units                             5,739,865.21                 1.01
5 Family/Units                             2,080,214.99                 0.37
7 Family/Units                             1,229,932.35                 0.22
8 Family/Units                               415,687.88                 0.07
Total:                                  $569,159,512.20              100.00%